UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________________________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 4, 2024
__________________________________________________________________
Viant Technology Inc.
(Exact name of registrant as specified in its charter)
__________________________________________________________________

Delaware	001-40015	85-3447553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2722 Michelson Drive, Suite 100
Irvine, CA, 92612
(Address of principal executive offices and zip code)
(949) 861-8888
Registrant’s telephone number, including area code
__________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.001 per share	DSP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
Director Resignation
On June 5, 2024, Elizabeth Williams resigned from the Board of Directors ("Board") of Viant Technology Inc. (the “Company”) and as a member of the Company’s Audit Committee, effective immediately. Ms. Williams was recently appointed Chief Executive Officer of El Pollo Loco Holdings, Inc. Her resignation is not the result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.
Nasdaq Notification
Following Ms. Williams’ resignation, a vacancy was created on the Company’s Audit Committee, resulting in two directors serving on the Audit Committee. On June 7, 2024, the Company received a notification from The Nasdaq Stock Market LLC (“Nasdaq”) regarding its non-compliance with Nasdaq Listing Rule 5605(c)(2), which requires, among other things, that the Audit Committee be comprised of a minimum of three independent directors. In accordance with Nasdaq Listing Rule 5605(c)(4)(B), the Company is entitled to a cure period to regain compliance, which cure period will expire at the earlier of its 2025 annual meeting of stockholders (which is expected to take place in June 2025) and June 5, 2025. The Company intends to appoint an additional independent director to its Board and the Audit Committee prior to the end of the cure period.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
The disclosure under “Director Resignation” in Item 3.01 above is incorporated by reference into this Item 5.02.
Item 5.07 Submission of Matters to a Vote of Security Holders.
On June 4, 2024, Viant Technology Inc. (the “Company”) held its 2024 annual meeting of stockholders (the “Annual Meeting”). As of April 11, 2024, the record date for the Annual Meeting, 16,499,599 shares of Class A common stock and 46,984,825 shares of Class B common stock (collectively, the “Common Stock”) were outstanding and entitled to vote at the Annual Meeting. Holders of the Company’s Class A common stock and Class B common stock were entitled to one (1) vote per share and voted together as a single class on all matters submitted to a vote of stockholders at the Annual Meeting. At the Annual Meeting, holders of approximately 91.3% of the voting power of the outstanding shares of Common Stock entitled to vote were present in person either by virtual attendance or by proxy. The following are the voting results for the proposals considered and voted upon at the meeting, each of which were described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission (the “SEC”) on March 18, 2024.
Proposal One: Election of Directors
The Company’s stockholders elected the two persons listed below as Class III directors, to serve until the Company’s 2027 annual meeting of stockholders and until their successors are duly elected and qualified, or until their earlier death, resignation or removal. The final voting results are as follows:

	Votes For	Votes Withheld	Broker Non-Votes
Tim Vanderhook	50,198,724	2,416,507	5,368,874
Vivian Yang	50,392,653	2,222,578	5,368,874
Proposal Two: Ratification of the Selection of Independent Registered Public Accounting Firm
The Company’s stockholders ratified the selection by the Audit Committee of the Company’s board of directors of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024. The final voting results are as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
57,734,832	241,980	7,293	0

Cautionary Note Regarding Forward-Looking Statements.
This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements contained in this Current Report on Form 8-K other than statements of historical fact are forward-looking statements. Such forward-looking statements include, among other things, statements regarding the Company’s plans to regain compliance with the Nasdaq Listing Rules. In some cases, you can identify forward-looking statements by words such as “anticipate,” “believe,” “consider,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “should” or “will” or the negative or plural of these words or other similar terms or expressions. All statements other than statements of historical fact are forward-looking statements, which speak only as of the date they are made, and are not guarantees of future performance. These forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from expected results. As a result, you should not put undue reliance on any forward-looking statement. Factors that could cause our actual results to differ materially from those expressed or implied in such forward-looking statements include, but are not limited to, to changes in global, regional or local political, economic, business, competitive, market, regulatory and other factors, many of which are beyond our control, as well as the risk factors discussed in the “Risk Factors” section of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on March 4, 2024, as updated by the risk factors discussed in the “Risk Factors” section of our Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2024, which was filed with the SEC on April 30, 2024. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove to be incorrect, our actual results may vary in material respects from what we may have expressed or implied by these forward-looking statements. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by applicable securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VIANT TECHNOLOGY INC.

Date: June 10, 2024	By:	/s/ Tim Vanderhook
Tim Vanderhook
Chief Executive Officer and Chairman
(Principal Executive Officer)
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